UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): May 27, 2025

AlTi Global, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-40103	92-1552220
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

22 Vanderbilt Ave, 27th Floor, New York, New York	10017
(Address of principal executive offices)	(Zip Code)
(212) 396-5900
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, par value $0.0001 per share	ALTI	Nasdaq Capital Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01	Other Events.

On April 29, 2025, AlTi Global, Inc. (the “Company”) filed a definitive proxy statement (the “Annual Meeting Proxy Statement”) for the solicitation of proxies in connection with the Company’s 2025 annual meeting of stockholders (the “Annual Meeting”). The Company has determined to supplement and amend information provided in the Information About Our Annual Meeting section of the of the Annual Meeting Proxy Statement as set forth below.  There is no change to the location, the record date, or any of the proposals to be acted upon at the Annual Meeting. Stockholders who have previously submitted their proxies or otherwise voted and who do not want to change their vote need not take any action.

AMENDMENT AND SUPPLEMENT TO THE ANNUAL MEETING PROXY STATEMENT

The following disclosures amend and supplement the Annual Meeting Proxy Statement filed with the Securities and Exchange Commission on April 29, 2025, and should be read in connection with the Annual Meeting Proxy Statement. Page number references below are to page numbers in the Annual Meeting Proxy Statement, and capitalized terms used but not defined herein have the meanings set forth in the Annual Meeting Proxy Statement. To the extent the information in the disclosures differs from or conflicts with the information contained in the Annual Meeting Proxy Statement, the information set forth in the disclosures below shall be deemed to supersede the respective information in the Annual Meeting Proxy Statement.

The disclosure under the heading “INFORMATION ABOUT OUR ANNUAL MEETING” is hereby supplemented by amending and restating in its entirety the response to the question “Who may attend the Annual Meeting?” on page 1 of the Annual Meeting Proxy Statement as follows:

Holders of record of (i) Class A common stock, par value $0.0001 (“Class A Common Stock”), (ii) Class B common stock, par value $0.0001 (“Class B Common Stock” and together with the Class A Common Stock, our “Common Stock”), and (iii) Series C Cumulative Convertible Preferred Stock at the close of business on April 21, 2025 (the “Record Date”), or their duly appointed proxies, and our invited guests are permitted to attend the Annual Meeting.

The disclosure under the heading “INFORMATION ABOUT OUR ANNUAL MEETING” is hereby supplemented by amending and restating in its entirety the response to the question “Who may vote?” on page 2 of the Annual Meeting Proxy Statement as follows:

The Board set April 21, 2025 as the Record Date for the Annual Meeting.  Holders of our Common Stock and Series C Cumulative Convertible Preferred Stock at the close of business on the Record Date are entitled to vote their shares at the Annual Meeting and at any postponements or adjournments of the Annual Meeting.

There were 144,983,910 shares of our Common Stock issued and outstanding as of the Record Date, all of which are entitled to be voted at the Annual Meeting. Additionally, there were 150,000 shares of our Series C Cumulative Convertible Preferred Stock issued and outstanding as of Record Date, all of which are entitled to vote on an as-converted basis at the Annual Meeting.  See “-What are the voting rights of the Company’s stockholders?”

The disclosure under the heading “INFORMATION ABOUT OUR ANNUAL MEETING” is hereby supplemented by amending and restating in its entirety the response to the question “What are the voting rights of the Company’s stockholders?” on page 2 of the Annual Meeting Proxy Statement as follows:

Holders of our Common Stock are entitled to one vote per share on each matter that is submitted to stockholders for approval. Holders of our Series C Cumulative Convertible Preferred Stock are entitled to vote on an as-converted basis with holders of outstanding shares of Common Stock, voting together as a single class, with respect to any and all matters presented to the stockholders of the Company for their action or consideration, subject to a 7.5% voting cap as specified in the Series C Certificate of Designations and except as otherwise provided by law.

The disclosure under the heading “INFORMATION ABOUT OUR ANNUAL MEETING” is hereby supplemented by amending and restating in its entirety the response to the question “What constitutes a quorum?” on page 3 of the Annual Meeting Proxy Statement as follows:

The presence of a majority of the outstanding shares of capital stock of the Company entitled to vote, present in person or represented by proxy, shall constitute a quorum at any meeting of stockholders.  Under the General Corporation Law of the State of Delaware, shares that are voted “abstain” or “withheld” and broker “non-votes” are counted as present for purposes of determining whether a quorum is present at the Annual Meeting.

If less than a majority of the outstanding shares of capital stock of the Company entitled to vote is represented at the Annual Meeting, the Chair of the meeting may adjourn the Annual Meeting to another date, time, or place.  Notice need not be given of the new date, time, or place if announced at the Annual Meeting before an adjournment is taken, unless the Board, after adjournment, fixes a new record date for the Annual Meeting (in which case a notice of the adjourned meeting will be given to stockholders of record on such new record date, each of whom would be entitled to vote at the adjourned meeting).

The disclosure under the heading “INFORMATION ABOUT OUR ANNUAL MEETING” is hereby supplemented by amending and restating in its entirety the response to the question “What vote is required for the proposals to pass?” on page 3 of the Annual Meeting Proxy Statement as follows:

No.	Proposal	Vote Required
1.
To vote to elect as directors the eight nominees named in the Proxy Statement for a term of office expiring at the 2026 Annual Meeting of Stockholders or until their respective successors are duly elected and qualified.
A plurality of the votes cast as to the election of directors.
2.	To ratify the appointment of KPMG LLP as our independent registered public accounting firm for the fiscal year ended December 31, 2025.	A majority of votes cast as to the proposal.
3.
To approve an amendment to the Company’s 2023 Stock Incentive Plan to increase the number of shares of Class A Common Stock available for issuance under the Company’s 2023 Stock Incentive Plan and the number of shares that may be issued pursuant to incentive stock options by an additional 9,010,000 shares.
A majority of votes cast as to the proposal.
4.	To consider any other business that is properly presented at the meeting and any adjournment or postponement thereof.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALTI GLOBAL, INC.
By:	/s/ Michael Tiedemann
Name:	Michael Tiedemann
Title:	Chief Executive Officer
Date:	May 27, 2025